EXHIBIT 99.3


                           MASTER ADMINISTRATOR REPORT

     -------------------------------------------------------------------

                               NAFCO AUTO TRUST - 3

                     For the May 20, 1996 Distribution Date

                    For the period beginning on April 1, 1996
                and ending on April 30, 1996 (the "Due Period")

     -------------------------------------------------------------------

     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is May 15, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               April 1, 1996 was .....................................1.0000000
                                                                      ---------

          (b)  The Pool Factor with respect to
               April 30, 1996 was.....................................1.0000000
                                                                      ---------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate Principal
               Balance as of April 1, 1996 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution Date)
               was...............................................$33,020,000.00
                                                                 --------------

          (b)  The Seller Certificate Principal Balance
               as of April 1, 1996 (after giving effect
               to the disbursements in reduction of
               principal, if any, on the immediately
               preceding Distribution Date) was..................$ 3,677,218.90
                                                                 --------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is ..................................3.05%
                                                                          -----

          (b)  The Three Month Delinquency Ratio is ......................3.49%
                                                                          -----

          (c)  The Gross Loss Ratio is ..................................14.68%
                                                                         ------

          (d)  The Three Month Gross Loss Ratio is ......................12.85%
                                                                         ------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) .....................................................7.95%
                                                                          -----

          (g)  The Required Reserve Percentage is ........................5.00%
                                                                          -----

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $4,988.04 of claims which are currently in dispute. Such disputed claims represent 1.00% of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is ............................ $   110,511.60
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is .............................$     -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid or
               payable to the Servicer in respect of
               such Due Period [a+b] is .........................$   110,511.60
                                                                 --------------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is ..........................................$     -0-
                                                                 --------------


          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is ...................................$     -0-
                                                                 --------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master
               Administrator in respect of such Due
               Period [a+b] is ..................................$     -0-
                                                                 --------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing on
               the related Distribution Date is .................$    30,495.87
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Administrator Fees in respect of prior
               Due Periods is ...................................$     -0-
                                                                 --------------

          (c)  The total Monthly Administrator Fee paid
               or payable to the Master Administrator
               in respect of such Due Period [a+b] is ...........$    30,495.87
                                                                 --------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The
               Insurance Deductible

               (i)   The Insurance Reserve Amount as of
                     the first day of the Due Period ............$ 1,911.238.45
                                                                 --------------

               (ii)  The aggregate Insurance Deductible
                     to be deposited by the Seller into
                     the Cash Reserve Account on the
                     Deposit Date with respect to
                     additional Auto Loans acquired .............$    69,963.01
                                                                 --------------

               (iii) The aggregate amount to be
                     withdrawn from the Insurance
                     Reserve Amount, deposited into the
                     Collection Account and applied
                     against the aggregate amount of the
                     Insurance Deductible .......................$    81,474.31
                                                                 --------------

               (iv)  The aggregate amount of Monthly
                     Subrogation Amount to be deposited
                     into the Insurance Reserve Amount
                     on the related Deposit Date ................$     -0-
                                                                 --------------

               (v)   The Insurance Reserve Amount as of
                     the end of the Due Period is ...............$ 1,899,727.15
                                                                 --------------

          (b) The Available Cash Reserve Amount

               (i)   The Required Cash Reserve Amount
                     (assuming all withdrawals or
                     deposits to be made with respect to
                     the current Distribution Date are
                     made) is ...................................$ 1,651,000.00
                                                                 --------------

               (ii)  The Available Cash Reserve Amount
                     available for deposit to the
                     Collection Account on the related
                     Deposit Date (prior to any
                     withdrawals or deposits to be made
                     with respect to the current
                     Distribution Date are made) is .............$ 1,651,000.00
                                                                 --------------

               (iii) The amount to be deposited to
                     (withdrawn from) the Available Cash
                     Reserve Amount with respect to the
                     current Distribution Date is ...............$     -0-
                                                                 --------------

               (iv)  The Available Cash Reserve Amount
                     available for deposit to the
                     Collection Account on the related
                     Deposit Date (after any withdrawals
                     or deposits to be made with respect
                     to the current Distribution Date
                     are made) is ...............................$ 1,651,000.00
                                                                 --------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving
               effect to the deposits and withdrawals
               in (a) and (b) above) is ........................$ 3,550,727.15
                                                                 --------------

     12.  Available Funds.

          (a)  The amount of Available Funds with
               respect to the related Due Period was ............$ 1,745,213.21
                                                                 --------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding Due
               Period that were retained in the
               Collection Account was ...........................$ 1,358,356.93
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account and interest earned
               on the Cash Reserve Account and
               transferred into the Collection Account
               for the Due Period on the related
               Deposit Date was .................................$    23,516.51
                                                                 --------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c]
               was ..............................................$ 3,127,086.65
                                                                 --------------

          (e)  The amount of Available Funds used to
               purchase additional Auto Loans during
               the related Due Period was .......................$ 1,272,054.77
                                                                 --------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase of
               additional Auto Loans with respect to
               the related Due Period [d-e] is ................$ 1,855,031.88
                                                                 --------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 6.50%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is .....................$   110,511.60
                                                                 --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is .............................$     -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master
               Administrator on such Distribution Date
               is ...............................................$    30,495.87
                                                                 --------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the
               Investor Certificates at the Certificate
               Rate, including any Shortfall so
               allocable is .....................................$   178,858.33
                                                                 --------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in reduction
               of principal with respect to the
               Investor Certificates is .........................$     -0-
                                                                 --------------

          (f)  The total amount of the distribution to
               be made on such Distribution Date to the
               Investor Certificateholders [d+e] is .............$   178,858.33
                                                                 --------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is ...........$    19,918.27
                                                                 --------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of
               principal with respect to the Seller
               Certificate is ...................................$     -0-
                                                                 --------------

          (i)  The amount to be deposited in the Cash
               Reserve Account is ...............................$     -0-
                                                                 --------------

          (j)  The amount to be retained in the
               Collection Account with respect to the
               Reinvestment Amount and the Partial
               Payment Amount is ................................$ 1,256,536.48
                                                                 --------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the
               amounts referred to in (g) and (h) is ............$   258,711.33
                                                                 --------------

          (l)  The total amount of the distribution to
               be made to the Seller Certificateholders
               [g+h+k] is .......................................$   278,629.60
                                                                 --------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal
               Balance as of April 30, 1996 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution Date)
               was..............................................$ 33,020,000.00
                                                                 --------------

          (b)  The Seller Certificate Principal Balance
               as of April 30, 1996 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date or the
               effect of the computation of the
               Individual Sold Balance relating to the
               purchase of additional Auto Loans during
               the Interest-Only Period in accordance
               with the terms of the Pooling and
               Servicing Agreement) was .........................$ 3,680,620.33
                                                                 --------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator
          Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached
          Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of May, 1996.


                           NAFCO INC.
                            as Master Administrator


                           By:/s/Carolyn Schembri
                           --------------------------------------------
                              Name: Carolyn Schembri
                              Title: Vice President of Asset Management

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED May 15, 1996


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                    ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED May 15, 1996

     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   Aggregate Principal Balance of the Auto Loans

          As of April 30, 1996 [the close of business on the last day of the Due Period]

            Number of Days      Number of         Aggregate Principal
              Delinquent        Auto Loans        Balance of Auto Loans
            --------------      ---------         -------------------
            current (0-29)        2,426               $ 28,963,045
              30 - 59               203                  2,580,066
              60 - 89                68                    863,302
              90 - 120               57                    769,578
              over 120              232                  2,336,748
                                 ------               ------------
            Totals:               2,986               $ 35,512,738
                                 ======

            Aggregate Principal Balance of Defaulted
            Auto Loans at April 30, 1996                  (743,627)
                                                      -------------

            Aggregate Principal Balance allocable
             to Certificateholders                    $  34,769.111
                                                      =============

     2.   Total Amounts Collected during the Due
          Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period
               was ..............................................$ 1,296,797.98
                                                                 --------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period
               was ..............................................$   364,518.11
                                                                 --------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b] .............$ 1,661,316.09
                                                                 --------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

          Number of                 Aggregate Principal
          Auto Loans               Balance of Auto Loans
          ----------               ---------------------
             49                         $604,561.86

     4.   The information specified in item 13(d)
          through (f) stated on the basis of $1,000
          Initial Principal Amount.
             The Certificate Rate is 6.5%

          (a)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the
               Investor Certificates at the Certificate
               Rate, including any Shortfall so
               allocable stated on the basis of $1,000
               Initial Principal Amount is ......................$     5.416667
                                                                 --------------

          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in reduction
               of principal with respect to the
               Investor Certificate on the basis of
               $1,000 Initial Principal Amount is ...............$     -0-
                                                                 --------------

          (c)  The total amount of the distribution to
               be made on such Distribution Date to the
               Investor Certificateholders on the basis
               of $1,000 Initial Principal Amount is ............$     5.416667
                                                                 --------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED May 15, 1996

     Calculation of Required Cash Reserve Amount as of the May 20, 1996 Distribution Date.

     (i)   The Investor Certificate Principal Balance equals $33,020,000.

     (ii)  Required Reserve Percentage equals 5%.

     (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $1,651,000.

     For purposes of this Annex C, the following term shall have the following meaning:

  "Required Reserve Percentage" means:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                          MASTER ADMINISTRATOR REPORT

     -------------------------------------------------------------------

                               NAFCO AUTO TRUST -3

                     For the June 20, 1996 Distribution Date

                     For the period beginning on May 1, 1996
                 and ending on May 31, 1996 (the "Due Period")

     -------------------------------------------------------------------

     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator

     4.   The date of this Report is June 17, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect
               to May 1, 1996 was ....................................1.0000000
                                                                      ---------

          (b)  The Pool Factor with respect
               to May 31, 1996 was .................................. .93719150
                                                                      ---------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate Principal
               Balance as of May 1, 1996 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was .................$33,020,000.00
                                                                 --------------

          (b)  The Seller Certificate Principal Balance
               as of May 1, 1996 (after giving effect
               to the disbursements in reduction of
               principal, if any; on the immediately
               preceding Distribution Date) was .................$ 3,680,620.33
                                                                 --------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is ..................................2.88%
                                                                          ----

          (b)  The Three Month Delinquency Ratio is ......................3.31%
                                                                          ----

          (c)  The Gross Loss Ratio is ..................................13.03%
                                                                         -----

          (d)  The Three Month Gross Loss Ratio is ......................12.82%
                                                                         -----

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) ....................................................12.81%
                 -                                                       -----

          (g)  The Required Reserve Percentage is ........................5.00%
                                                                          ----

(*) The percentage of claims on the ALPI policy not paid in a timely manner
includes $       of claims which are currently in dispute. Such disputed claims
represent        % of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is .............................$   110,149.85
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is .............................$     -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is ......................$   110,149.85
                                                                 --------------

     9.   Aggregrate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is ..........................................$     -0-
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is ...................................$     -0-
                                                                 --------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master
               Administrator in respect of such Due
               Period [a+b] is ..................................$     -0-
                                                                 --------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing on
               the related Distribution Date is .................$    30,242.27
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Administrator Fees in respect of prior
               Due Periods is ...................................$     -0-
                                                                 --------------

          (c)  The total Monthly Administrator Fee paid
               or payable to the Master Administrator
               in respect of such Due Period [a+b] is ...........$    30,242.27
                                                                 --------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The Insurance Deductible

               (i)   The Insurance Reserve Amount as of
                     the first day of the Due Period ............$ 1,899,727.15
                                                                 --------------

               (ii)  The aggregate Insurance Deductible
                     to be deposited by the Seller into
                     the Cash Reserve Account on the
                     Deposit Date with respect to
                     additional Auto Loans acquired .............$    64,128.42
                                                                 --------------

               (iii) The aggregate amount to be
                     withdrawn from the Insurance
                     Reserve Amount, deposited into the
                     Collection Account and applied
                     against the aggregate amount of the
                     Insurance Deductible .......................$   254,089.51
                                                                 --------------

               (iv)  The aggregate amount of Monthly
                     Subrogation Amount to be deposited
                     into the Insurance Reserve Amount
                     on the related Deposit Date ................$     -0-
                                                                 --------------

               (v)   The Insurance Reserve Amount as of
                     the end of the Due Period is ...............$ 1,709,766.06
                                                                 --------------

         (b)   The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or
                    deposits to be made with respect to
                    the current Distribution Date are
                    made) is ....................................$ 1,651,000.00
                                                                 --------------

              (ii)  The Available Cash Reserve Amount
                    available for deposit to the
                    Collection Account on the related
                    Deposit Date (prior to any
                    withdrawals or deposits to be made
                    with respect to the current
                    Distribution Date are made) is ..............$ 1,651,000.00
                                                                 --------------

              (iii) The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is ................$  (210,472.95)
                                                                 --------------

              (iv)  The Available Cash Reserve Amount
                    available for deposit to the
                    Collection Account on the related
                    Deposit Date (after any withdrawals
                    or deposits to be made with respect
                    to the current Distribution Date
                    are made) is ................................$ 1,440,527.05
                                                                 --------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving
               effect to the deposits and withdrawals
               in (a) and b) above) is ..........................$ 3,150,293.11
                                                                 --------------

     12.  Available Funds.

          (a)  The amount of Available Funds with
               respect to the related Due Period was ............$ 2,145,012.04
                                                                 --------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding Due
               Period that were retained in the
               Collection Account was ...........................$ 1,256,536.48
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account and interest earned
               on the Cash Reserve Account and
               transferred into the Collection Account
               for the Due Period on the related
               Deposit Date was .................................$    23,720.33
                                                                 --------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was ............$ 3,425,268.85
                                                                 --------------

          (e)  The amount of Available Funds used to
               purchase additional Auto Loans during
               the related Due Period was .......................$ 1,165,971.31
                                                                 --------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase of
               additional Auto Loans with respect to
               the related Due Period [d-e] is ..................$ 2,259,297.54
                                                                 --------------

     13.  Disbursements to be made on the related Distribution Date.

               The Certificate Rate is 6.50%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is .....................$   110,149.85
                                                                 --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is .............................$     -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master
               Administrator on such Distribution Date
               is ...............................................$    30,242.27
                                                                 --------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the
               Investor Certificates at the Certificate
               Rate, including any Shortfall so
               allocable is .....................................$   178,858.33
                                                                 --------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in reduction
               of principal with respect to the
               Investor Certificates is .........................$ 2,073,936.81
                                                                 --------------

          (f)  The total amount of the distribution to
               be made on such Distribution Date to the
               Investor Certificateholders [d+e] is .............$ 2,252,795.14
                                                                 --------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is ...........$     -0-
                                                                 --------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of
               principal with respect to the Seller
               Certificate is ...................................$     -0-
                                                                 --------------

          (i)  The amount to be deposited in the Cash
               Reserve Account is ...............................$     -0-
                                                                 --------------

          (j)  The amount to be retained in the
               Collection Account with respect to the
               Reinvestment Amount and the Partial
               Payment Amount is ................................$    76,583.23
                                                                 --------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the
               amounts referred to in (g) and (h) is ............$     -0-
                                                                 --------------

          (l)  The total amount of the distribution to
               be made to the Seller Certificateholders
               [g+h+k] is .......................................$     -0-
                                                                 --------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal
               Balance as of May 31, 1996 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was .................$30,946,063.19
                                                                 --------------

          (b)  The Seller Certificate Principal Balance
               as of May 31, 1996 (after giving effect
               to the disbursements in reduction of
               principal, if any, on the immediately
               preceding Distribution Date or the
               effect of the computation of the
               Individual Sold Balance relating to the
               purchase of additional Auto Loans during
               the Interest-Only Period in accordance
               with the terms of the Pooling and
               Servicing Agreement) was .........................$ 3,683,583.65
                                                                 --------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 17th day of June, 1996.


                            NAFCO INC.
                             as Master Administrator


                            By:/s/Kevin M. Micucci
                            ---------------------------------
                             Name: Kevin M. Micucci
                             Title: Vice President of Finance

                                    ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED June 17, 1996


                   EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED June 17, 1996

     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   Aggregate Principal Balance of the Auto Loans.

          As of May 31, 1996 [the close of business on the last day of the Due
            Period]

          Number of Days       Number of           Aggregate Principal
            Delinquent         Auto Loans         Balance of Auto Loans
          --------------       ---------           -------------------
          current (0-29)          2,432                $ 28,702,306
             30 - 59                217                   2,768,159
             60 - 89                 68                     829,344
             90 - 120                41                     469,036
             over 120               248                   2,350,928
                                -------                ------------
              Totals:             3,006                $ 35,119,773
                                =======

            Aggregate Principal Balance of Defaulted
            Auto Loans at May 31, 1996                     (735,258)
                                                       ------------

            Aggregate Principal Balance allocable
             to Certificateholders                     $ 34,384,515
                                                       ============

     2.   Total Amounts Collected during the Due
          Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period
               was ..............................................$ 1,518,710.01
                                                                 --------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period
               was ..............................................$   382,494.98
                                                                 --------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b] .............$ 1,901,204.99
                                                                 --------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of                Aggregate Principal
              Auto Loans               Balance of Auto Loans
              ----------               ---------------------
                  49                        $634,863.52

     4.   The information specified in item 13(d)
          through (f) stated on the basis of $1.000
          Initial Principal Amount.
               The Certificate Rate is 6.5%

          (a)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the
               Investor Certificates at the Certificate
               Rate, including any Shortfall so
               allocable stated on the basis of $1,000
               Initial Principal Amount is ......................$     5.416667
                                                                 --------------

          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in reduction
               of principal with respect to the
               Investor Certificate on the basis of
               $1,000 Initial Principal Amount is ...............$    62.808504
                                                                 --------------

          (c)  The total amount of the distribution to
               be made on such Distribution Date to the
               Investor Certificateholders on the basis
               of $1,000 Initial Principal Amount is ............$    68.225171
                                                                 --------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED June 17, 1996

     Calculation of Required Cash Reserve Amount as of the June 20, 1996 Distribution Date.

     (i)   The Investor Certificate Principal Balance equals $30,946,063.19.

     (ii)  Required Reserve Percentage equals 5%.

     (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $1,651,000.

     For purposes of this Annex C, the following term shall have the following meaning:

  "Required Reserve Percentage" means:

     (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

     (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                          MASTER ADMINISTRATOR REPORT

     -------------------------------------------------------------------

                               NAFCO AUTO TRUST - 3

                     For the July 22, 1996 Distribution Date

                    For the period beginning on June 1, 1996
                 and ending on June 30, 1996 (the "Due Period")

     -------------------------------------------------------------------

     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is July 17, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               June 1, 1996 was ..................................... .93719150
                                                                      ---------

          (b)  The Pool Factor with respect to
               June 30, 1996 was .................................... .90717630
                                                                      ---------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period)

          (a)  The Investor Certificate Principal
               Balance as of June 1, 1996 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was .................$30,946,063.19
                                                                 --------------

          (b)  The Seller Certificate Principal Balance
               as of June 1, 1996 (after giving effect
               to the disbursements in reduction of
               principal, if any, on the immediately
               preceding Distribution Date) was .................$ 3,683,583.65
                                                                 --------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is ..................................3.12%
                                                                          ----

          (b)  The Three Month Delinquency Ratio is.......................3.02%
                                                                          ----

          (c)  The Gross Loss Ratio is ..................................13.05%
                                                                         -----

          (d) The Three Month Gross Loss Ratio is .......................13.60%
                                                                         -----

          (e) The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) ....................................................13.30%
                                                                         -----

          (g) The Required Reserve Percentage is .........................5.00%
                                                                          ----

(*) The percentage of claims on the ALPI policy not paid in a timely manner
includes $       of claims which are currently in dispute. Such disputed claims
represent        % of all eligible claims

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing to the
               Servicer on the related Distribution
               Date is ..........................................$   106,290.22
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Servicing Fees in respect of prior Due
               Periods is .......................................$     -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid or
               payable to the Servicer in respect of
               such Due Period [a+b] is .........................$   106,290.22
                                                                 --------------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount owing on
               the related Distribution Date is .................$     -0-
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is ...................................$     -0-
                                                                 --------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master
               Administrator in respect of such Due
               Period [a+b] is ..................................$     -0-
                                                                 --------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing on
               the related Distribution Date is .................$    27,758.06
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Administrator Fees in respect of prior
               Due Periods is ...................................$     -0-
                                                                 --------------

          (c)  The total Monthly Administrator Fee paid
               or payable to the Master Administrator
               in respect of such Due Period [a+b] is ...........$    27,758.06
                                                                 --------------

     11.  The Cash Reserve Account

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)   The Insurance Reserve Amount as of
                     the first day of the Due Period ............$ 1,709,766.06
                                                                 --------------

               (ii)  The aggregate Insurance Deductible
                     to be deposited by the Seller into
                     the Cash Reserve Account on the
                     Deposit Date with respect to
                     additional Auto Loans acquired .............$     -0-
                                                                 --------------

               (iii) The aggregate amount to be
                     withdrawn from the Insurance
                     Reserve Amount, deposited into the
                     Collection Account and applied
                     against the aggregate amount of the
                     Insurance Deductible .......................$   153,323.29
                                                                 --------------

               (iv)  The aggregate amount of Monthly
                     Subrogation Amount to be deposited
                     into the Insurance Reserve Amount
                     on the related Deposit Date ................$     -0-
                                                                 --------------

               (v)   The Insurance Reserve Amount as of
                     the end of the Due Period is ...............$ 1,556,442.77
                                                                 --------------

          (b)  The Available Cash Reserve Amount

               (i)   The Required Cash Reserve Amount
                     (assuming all withdrawals or
                     deposits to be made with respect
                     to the current Distribution Date
                     are made) is ...............................$ 1,547,303.16
                                                                 --------------

               (ii)  The Available Cash Reserve Amount
                     available for deposit to the
                     Collection Account on the related
                     Deposit Date (prior to any
                     withdrawals or deposits to be made
                     with respect to the current
                     Distribution Date are made) is .............$ 1,440,527.05
                                                                 --------------

               (iii) The amount to be deposited to
                     (withdrawn from) the Available
                     Cash Reserve Amount with respect
                     to the current Distribution Date
                     is .........................................$     -0-
                                                                 --------------

               (iv)  The Available Cash Reserve Amount
                     available for deposit to the
                     Collection Account on the related
                     Deposit Date (after any
                     withdrawals or deposits to be made
                     with respect to the current
                     Distribution Date are made) is .............$ 1,440,527.05
                                                                 --------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving
               effect to the deposits and withdrawals
               in (a) and (b) above) is .........................$ 2,996,969.82
                                                                 --------------

     12.  Available Funds.

          (a)  The amount of Available Funds with
               respect to the related Due Period was ............$ 1,583,237.63
                                                                 --------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding Due
               Period that were retained in the
               Collection Account was ...........................$    76,583.23
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account and interest earned
               on the Cash Reserve Account and
               transferred into the Collection Account
               for the Due Period on the related
               Deposit Date was .................................$    21,765.93
                                                                 --------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was ............$ 1,681,586.79
                                                                 --------------

          (e)  The amount of Available Funds used to
               purchase additional Auto Loans during
               the related Due Period was .......................$     -0-
                                                                 --------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase of
               additional Auto Loans with respect to
               the related Due Period [d-e] is ..................$ 1,681,586.79
                                                                 --------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 6.50%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is .....................$   106,290.22
                                                                 --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is .............................$     -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master
               Administrator on such Distribution Date
               is ...............................................$    27,758.06
                                                                 --------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the
               Investor Certificates at the Certificate
               Rate, including any Shortfall so
               allocable is .....................................$   167,624.51
                                                                 --------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in reduction
               of principal with respect to the
               Investor Certificates is..........................$   991,101.90
                                                                 --------------

          (f)  The total amount of the distribution to
               be made on such Distribution Date to the
               Investor Certificateholders [d+e] is .............$ 1,158,726.41
                                                                 --------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is ...........$    19,952.75
                                                                 --------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of
               principal with respect to the Seller
               Certificate is ...................................$   293,648.41
                                                                 --------------

          (i)  The amount to be deposited in the Cash
               Reserve Account is ...............................$     -0-
                                                                 --------------

          (j)  The amount to be retained in the
               Collection Account with respect to the
               Reinvestment Amount and the Partial
               Payment Amount is ................................$    75,210.95
                                                                 --------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the
               amounts referred to in (g) and (h) is ............$     -0-
                                                                 --------------

          (l)  The total amount of the distribution to
               be made to the Seller Certificateholders
               [g+h+k] is .......................................$   313,601.16
                                                                 --------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal
               Balance as of June 30, 1996 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution Date)
               was ..............................................$29,954,961.29
                                                                 --------------

          (b)  The Seller Certificate Principal Balance
               as of June 30, 1996 (after giving effect
               to the disbursements in reduction of
               principal, if any, on the immediately
               preceding Distribution Date or the
               effect of the computation of the
               Individual Sold Balance relating to the
               purchase of additional Auto Loans during
               the Interest-Only Period in accordance
               with the terms of the Pooling and
               Servicing Agreement) was .........................$ 3,389,935.24
                                                                 --------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 17th day of July 1996.


                           NAFCO INC.
                            as Master Administrator


                           By:/s/Carolyn Schembri
                           -------------------------------------------
                             Name: Carolyn Schembri
                             Title: Vice President of Asset Management

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED July 17, 1996


                   EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED July 17, 1996

     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   Aggregate Principal Balance of the Auto Loans.

          As of June 30, 1996 [the close of business on the last day of the Due Period]

            Number of Days         Number of      Aggregate Principal
              Delinquent          Auto Loans     Balance of Auto Loans
            --------------         ---------      -------------------
            current (0-29)           2,340             $ 27,305,080
               30 - 59                 240                3,000,293
               60 - 89                  74                  885,208
               90 - 120                 44                  523,725
               over 120                251                2.332.477
                                  --------             ------------
            Totals:                  2.949             $ 34,046,783
                                  ========

            Aggregate Principal Balance of Defaulted
            Auto Loans at June 30, 1996                    (763.492)
                                                       ------------

            Aggregate Principal Balance allocable
             to Certificateholders                     $ 33,283,290
                                                       ------------

     2.   Total Amounts Collected during the Due
          Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period
               was ..............................................$ 1,162,605.60
                                                                 --------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period
               was ..............................................$   268,681.02
                                                                 --------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b] .............$ 1,431,286.62
                                                                 --------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

          Number of                   Aggregate Principal
         Auto Loans                  Balance of Auto Loans
         ----------                  ---------------------
             35                            $454,812.93

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000) Initial Principal Amount.
               The Certificate Rate is 6.5%

          (a)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the
               Investor Certificates at the Certificate
               Rate, including any Shortfall so
               allocable stated on the basis of $1,000
               Initial Principal Amount is ......................$     5.076454
                                                                 --------------

          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in reduction
               of principal with respect to the
               Investor Certificate on the basis of
               $1,000 Initial Principal Amount is ...............$    30.015200
                                                                 --------------

          (c)  The total amount of the distribution to
               be made on such Distribution Date to the
               Investor Certificateholders on the basis
               of $1,000 Initial Principal Amount is ............$    35.091654
                                                                 --------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED July 17, 1996

     Calculation of Required Cash Reserve Amount as of the July 22, 1996 Distribution Date.

     (i)   The Investor Certificate Principal Balance equals $30,946,063.19

     (ii)  Required Reserve Percentage equals 5%.

     (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $1,547,303.16

     For purposes of this Annex C, the following term shall have the following meaning:

  "Required Reserve Percentage" means:

     (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required. Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

     (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.